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                                                                    Exhibit 10.4

                               JO-ANN STORES, INC.

       LIST OF EXECUTIVE OFFICERS WHO PARTICIPATE IN THE REGISTRANT'S 1979
                    SUPPLEMENTAL RETIREMENT PLAN, AS AMENDED

Dave Bolen
Brian Carney
Michael Edwards
Valerie Gentile Sachs
Rosalind Thompson